UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 12, 2012

Hines Global REIT, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information required by Item 5.02(b) is discussed under Item 5.07 below and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 12, 2012, Hines Global REIT, Inc. (referred to herein as or  the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company's stockholders (1) elected the seven nominees listed below to serve as directors for a term ending at the 2013 annual meeting of stockholders, and each will continue in office until his successor has been duly elected and qualifies, or until his earlier death, removal, resignation or retirement, and (2) ratified the selection of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively "Deloitte & Touche") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.

The voting results for each of the seven persons nominated to serve as directors are as follows:

	For	Against	Authority Withheld or Abstained from Voting
Jeffrey C. Hines	51,727,753	—	1,799,566
Colin P. Shepherd	51,590,864	—	1,936,455
Charles M. Baughn	51,700,838	—	1,826,481
Jack L. Farley	51,588,790	—	1,938,528
Thomas L. Mitchell	51,636,734	—	1,890,584
John S. Moody	51,588,826	—	1,938,493
Peter Shaper	51,617,997	—	1,909,321

As previously reported, C. Hastings Johnson notified our board of directors of his intent to terminate his service as one of our directors when his term expired on the date of our 2012 annual meeting of stockholders. Accordingly, at the annual meeting, Colin P. Shepherd was elected to replace Mr. Johnson as a director on the board.

With respect to the proposal to ratify the selection of Deloitte & Touche, stockholders holding 51,492,134 shares voted in favor of the proposal, stockholders holding 514,605 shares voted against the proposal and stockholders holding 1,520,578 shares abstained from voting on this proposal. No broker non-votes were cast with respect to either proposal.

Item 7.01	Regulation FD Disclosure.

Charles Hazen, the Company's President and Chief Executive Officer, made a presentation at the annual meeting of stockholders. The Company is making this presentation available to stockholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits-

99.1 2012 Stockholder Meeting Presentation dated September 12, 2012

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as amended, and its other filings with the Securities and Exchange Commission.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES GLOBAL REIT, INC.

September 12, 2012	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	2012 Stockholder Meeting Presentation, dated September 12, 2012